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Exhibit 99.5

$50,000,000 REVOLVING LINE OF CREDIT NOTE


$50,000,000.00                                                   October 9, 2007
Las Vegas, Nevada

     FOR VALUE RECEIVED, the receipt and sufficiency of which are hereby acknowledged, INTEGRATED HEALTHCARE HOLDINGS, INC., a Nevada corporation ("IHHI"), WMC-SA, INC., a California corporation ("WMC-SA"), WMC-A, INC., a California corporation ("WMC-A"), CHAPMAN MEDICAL CENTER, INC., a California corporation ("Chapman"), and COASTAL COMMUNITIES HOSPITAL, INC., a California corporation ("Coastal") (IHHI, WMC-SA, WMC-A, Chapman and Coastal are hereinafter together referred to as the "Borrowers"), hereby jointly and severally promise to pay to the order of MEDICAL PROVIDER FINANCIAL CORPORATION I, a Nevada corporation ("Lender"), the principal amount of FIFTY MILLION AND NO/100 DOLLARS ($50,000,000.00) ("Revolving Facility") or such lesser amount as may be loaned by Lender from time to time and be outstanding, together with interest on the unpaid balance of such amount from the date of the initial advance until paid. This "Revolving Line of Credit Note" is the Note issued under the Revolving Credit Agreement ($50 Million Facility) by and among Borrowers, the Credit Parties named therein, and Lender of even date herewith (said agreement, as the same may be amended, restated or supplemented from time to time, being herein called the "Revolving Credit Agreement") to which a reference is made for a statement of all of the terms and conditions of the Revolving Facility evidenced hereby, which such terms and conditions are hereby incorporated by reference. Initially capitalized terms not defined in this Revolving Line of Credit Note shall have the respective meanings assigned to them in the Revolving Credit Agreement. This Revolving Line of Credit Note is secured by, among other things, the Collateral Documents referenced in the Revolving Credit Agreement, the other Loan Documents referenced therein, and is entitled to the benefit of the rights, remedies and security provided thereby.

     Interest on the outstanding principal balance under this Revolving Line of Credit Note is payable at the Interest Rate provided in the Revolving Credit Agreement, or, under the circumstances provided for in the Revolving Credit Agreement, at the Default Rate, in immediately available United States Dollars at the times and in the manner specified in the Revolving Credit Agreement. Each Borrower acknowledges that (a) Lender is authorized under the Revolving Credit Agreement to charge the Revolving Facility with the amount of any unpaid Obligations of Borrowers to Lender, (b) the principal amount of the Revolving Line of Credit Note will be increased by such amounts, and (c) the principal, as so increased, will bear interest as provided for herein and in the Revolving Credit Agreement. Payments received by Lender shall be applied against principal and interest as provided for in the Revolving Credit Agreement.

     To the fullest extent permitted by applicable law, Borrowers waive, except to the extent specifically required by the Revolving Credit Agreement or other Loan Documents: (i) presentment, demand and protest, and notice of presentment, dishonor, intent to accelerate, acceleration, protest, default, nonpayment, maturity, release, compromise, settlement, extension or renewal of any or all of the Obligations, the Loan Documents or this Revolving Line of Credit Note; (ii) all rights to notice and a hearing prior to Lender's taking possession or control of, or to Lender's replevin, attachment or levy upon, the Collateral or any bond or security that might be required by any court prior to allowing Lender to exercise any of its remedies; and (iii) the benefit of all valuation, appraisal and exemption laws.

     Borrowers each acknowledge that this Revolving Line of Credit Note is executed as part of a commercial transaction and that the proceeds of this Revolving Line of Credit Note will not be used for any personal or consumer purpose.

     Upon the occurrence of any one or more of the Events of Default specified in the Revolving Credit Agreement, all amounts then remaining unpaid on this Revolving Line of Credit Note shall become, or may be declared to be, immediately due and payable, to the extent provided for in the Revolving Credit Agreement.

     This Revolving Line of Credit Note shall not be deemed to have been delivered until it is received by Lender in Las Vegas, Nevada.

EACH BORROWER ACKNOWLEDGES THAT IT HAS WAIVED ITS RIGHT TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING ON THIS REVOLVING LINE OF CREDIT NOTE. THIS REVOLVING LINE OF CREDIT NOTE IS GOVERNED BY THE LAWS OF THE STATE OF NEVADA WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES.


BORROWERS:

INTEGRATED HEALTHCARE HOLDINGS, INC.,
a Nevada corporation,


By: /s/ Larry B. Anderson
    --------------------------------------
    Larry B. Anderson, President

WMC-SA, INC., a California corporation,

 By: /s/ Larry B. Anderson
    --------------------------------------
    Larry B. Anderson, President


[Signatures Continued on Next Page]


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BORROWERS (continued):

WMC-A, INC., a California corporation,


By: /s/ Larry B. Anderson
    --------------------------------------
    Larry B. Anderson, President

CHAPMAN MEDICAL CENTER, INC.,
a California corporation,


By: /s/ Larry B. Anderson
    --------------------------------------
    Larry B. Anderson, President


COASTAL COMMUNITIES HOSPITAL, INC.,
a California corporation,


By: /s/ Larry B. Anderson
    --------------------------------------
    Larry B. Anderson, President